UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 4/17/2014

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 17, 2014, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the first quarter ended March 31, 2014.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

    On April 17, 2014, the Board of Directors of the Company adpted an amendment to the Citizens First Corporation Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3 and incorporated by reference herein. The amendment changed the date of the annual meeting of shareholders to the Wednesday immediately preceding the third Thursday in May, annually, at the hour of 5:30 p.m., or at such place (within or without the Commonwealth of Kentucky), date and hour as fixed by the Board of Directors of the Corporation.

ITEM 7.01. REGULATION FD DISCLOSURE.
On April 17, 2014, the Company issued a press release, a copy of which is attached hereto and incorporated herein by reference. See “Item 2.02 Results of Operations and Financial Condition” which is incorporated by reference in this item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
3 Amended and Restated Bylaws 99.1 Press Release dated April 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: April 17, 2014

EXHIBIT INDEX
3 Amended and Restated Bylaws
99.1 Press Release dated April 17, 2014

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